Employee Benefit Plans (Tables)	3 Months Ended
Mar. 31, 2021
Retirement Benefits [Abstract]
Components of net periodic benefit cost
The components of net periodic benefit cost follows:

	Three Months Ended March 31,
(in millions)	2021	2020
Service cost	$0.7	$0.7
Interest cost	0.7	1.1
Expected return on plan assets	(2.4)	(2.4)
Amortization of unrecognized loss(1)	1.6	1.4
Settlement expense	0.4	—
Net periodic benefit cost	$1.0	$0.8
(1)Includes amortization of unrecognized actuarial (gain) loss and prior service credits and excludes provision for income tax of $(0.4) million and $(0.3) million for the three months ended March 31, 2021, and 2020, respectively.